EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration
Statements No. 33-36256, No. 33-38534, No. 33-42268, No. 33-45012,
and No. 333-12561 of our report dated February 9, 1998 appearing in this Annual Report on Form 10-K for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
March 23, 1998